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                                                                    EXHIBIT 23.1


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                         CONSENT OF INDEPENDENT AUDITORS


The Board of Directors
Integrated Systems Consulting Group, Inc.:


         We consent to the use of our reports incorporated herein by reference.



                                                           KPMG PEAT MARWICK LLP

Philadelphia, Pennsylvania
June 4, 1996